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                               MASTER LEASE AGREEMENT

          Agreement No. 10840                    Dated as of September 28, 1998

                                      between

                              DOMINION VENTURES, INC.
                          44 Montgomery Street, Suite 4200
                           San Francisco, California 94104

                                     as Lessor

                                        and

          KARTOFFELSOFT INCORPORATED (D/B/A/ HOMESTEAD TECHNOLOGIES, INC.)

                               a Delaware corporation
                             3475 Edison Way, Suite ___
                                Menlo Park, CA 94025

                                     as Lessee


                          Master Lease Line:  $350,000.00

Rent Factor I: .7083%                  Initial Lease Term:            42 months

Rent Factor II:     3.686%

Advance Rental:     $12,901            Security Deposit:              $ 0

(PLUS APPLICABLE TAXES)

Minimum Funding Amount:  $25,000       Maximum Funding Frequency:     monthly

                       Funding Expiration Date:  May 15, 1999

Eligible Equipment: New and/or used computers, furniture, software and office equipment. Software not to exceed fifteen (15%) of the lease line. All equipment to be purchased must be approved by Lessor.

                            ORIGINAL COUNTERPART NO. __

       The terms and information set forth on this cover page are a part of the MASTER LEASE AGREEMENT, dated as of the date first written above (this "Lease"), entered into by and between DOMINION VENTURES, INC. ("Lessor") and the Lessee set forth above, the terms and conditions of which are as follows:

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       LESSOR'S OBLIGATIONS UNDER THIS LEASE AND EACH SCHEDULE ARE SUBJECT TO
THE PRIOR SATISFACTION OF THE CONDITIONS SET FORTH ON ADDENDUM I HERETO.

       1. DEFINITIONS: Unless otherwise defined in this Lease (which term shall include the cover page, any Addendum, any Exhibit and any Schedule hereto), capitalized terms shall have the following meanings:

       (a) "ACCEPTANCE CERTIFICATE" means the Certificate of Inspection and Acceptance in the form attached hereto as Exhibit D.
       (b) "ACCEPTANCE DATE" means, with respect to each Schedule, the date of the Acceptance Certificate executed in connection with such Schedule.
       (c) "ADVANCE RENTAL" has the meaning set forth in Paragraph 5(a) and is in the amount as set forth on the cover page.
       (d)    "ASSIGNEE" has the meaning set forth in Paragraph 11(b).
       (e) "BILL OF SALE" means a bill of sale in the form attached hereto as Exhibit C.
       (f)    "COMMENCEMENT DATE" has the meaning set forth in Paragraph 4.
       (g) "COST" means the cost to Lessor of purchasing one or more Units of Equipment including any sales taxes and other charges paid by Lessor and net of any discounts and rebates.
       (h) "DISCOUNT RATE" means, as of any date of determination, the lesser of (i) the then current per annum interest rate for one-year United States treasury bills as set forth in the WALL STREET JOURNAL on such date and (ii) six percent (6%).
       (i) "ELIGIBLE EQUIPMENT" means Equipment of the types listed following such term on the cover page of this Lease to the extent acceptable to Lessor.
       (j) "ENVIRONMENTAL LAW" means the Resource Conservation and Recovery Act of 1987, the Comprehensive Environmental Response, Compensation and Liability Act, and any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree (in each case having the force of law) regulating or imposing liability or standards of conduct concerning any Hazardous Materials or other hazardous, toxic or dangerous waste, constituent, or other substance, whether solid, liquid or gas, as now or at any time hereafter in effect.
       (k) "EQUIPMENT" means all Units listed in any Schedule together with all replacement parts, additions, accessions and accessories to such Units.
       (l) "EVENT OF DEFAULT" shall have the meaning set forth in Paragraph 24 hereof.
       (m)    "FINANCIAL STATEMENTS" has the meaning set forth in Paragraph
              19(a).
       (n) "FUNDING EXPIRATION DATE" means the date set forth opposite such term on the cover page of this Lease or such earlier date on which Lessor terminates its commitment to fund Schedules pursuant to the terms of this Lease.
       (o) "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material, pollutant or waste, whether solid, liquid or gaseous, which is regulated by any Federal, state or local governmental authority.
       (p)    "HOLDOVER PERIOD" has the meaning set forth in Paragraph 18.
       (q) "INITIAL LEASE TERM" means, with respect to each Schedule, the period beginning on the first day of the calendar month following the Acceptance Date for such Schedule and continuing for the number of months set forth following such term on the cover page of this Lease.
       (r) "INTERIM RENT" shall have the meaning set forth in Paragraph 5(b) of this Lease.
       (s) "LEASE TERM" means, with respect to each Schedule, the Noncancellable Term and any Holdover Period.
       (t) "LESSOR AFFILIATE" has the meaning set forth in Paragraph 11(c) hereof.
       (u) "MASTER LEASE LINE" means the amount set forth following such term on the cover page of this Lease.
       (v) "MAXIMUM FUNDING FREQUENCY" means the time interval specified opposite such term on the cover page hereof.

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       (w)    "MINIMUM FUNDING AMOUNT" means the amount set forth following such term on the cover page of this lease.
       (x) "NONCANCELLABLE TERM" means, with respect to each Schedule, the period from the Acceptance Date for such Schedule through the end of the Initial Lease Term for such Schedule.
       (y) "PURCHASE ORDER ASSIGNMENT" means a purchase order assignment in the form of Exhibit B hereto.
       (z) "RENT FACTOR" means the Rent Factor applicable to each Schedule which is set forth on the cover page of this Lease.
       (aa) "RENTAL PAYMENT" means, for any Schedule, the monthly rent payment for the Units identified in such Schedule.
       (bb) "RESIDUAL VALUE" has the meaning set forth in Paragraph 22(b) of this Lease.
       (cc) "SCHEDULE" means a schedule in the form of Exhibit F to this Lease identifying this Lease and incorporating this Lease by reference, which is executed by both parties hereto.
       (dd) "UCC" means the Uniform Commercial Code as in effect in the State of California from time to time.
       (ee)   "UNIT" means an item of Equipment.

       2. LEASE. Lessor leases to Lessee, and Lessee hires and takes from Lessor, subject to the terms and conditions set forth in this Lease, the Units described in the Schedules executed hereunder. Each Schedule shall constitute a separate and independent lease and contractual obligation of Lessee incorporating the terms of this Lease. Lessor's commitment to fund Schedules under this Lease continues through the Funding Expiration Date and is limited to the amount of the Master Lease Line; provided, however, that Lessor, acting in its sole discretion, may terminate or modify its funding commitment at any time if: (a) there is any material adverse change to the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Lessee, whether or not arising from transactions in the ordinary course of business, (b) there is any material adverse deviation by Lessee from the business plan (as it may have been supplemented in writing) of Lessee presented to Lessor, since the date first written on the cover page of this Lease, (c) any Event of Default or event which with the passage of time or notice or both would constitute an Event of Default exists, or (d) if any term or condition in any
Schedule is not satisfied prior to the Acceptance Date with respect to such Schedule. Each Schedule shall be funded in an amount not less than the Minimum Funding Amount and not more frequently than the Maximum Funding Frequency. No Unit of Equipment shall have a unit cost of less than $1,000 or be subject to a single invoice of less than $5,000.

       3. EQUIPMENT SUBJECT TO LEASE. Lessee shall select the type and quantity of Equipment (which Equipment shall in each case be Eligible Equipment acceptable to Lessor) to be subject to each Schedule. Subject to the terms and conditions of this Lease: (i) if such Equipment is not previously owned by Lessee and is not subject to a purchase order issued by Lessee, Lessor shall at Lessee's direction order each Unit from the respective suppliers, and upon delivery and acceptance by Lessee each such Unit shall be leased to Lessee hereunder; (ii) if Lessee has previously issued its purchase order to a supplier, Lessee shall execute a Purchase Order Assignment assigning such purchase order to Lessor and the Units subject to such purchase order, upon delivery and acceptance by Lessee, shall be leased to Lessee hereunder; or (iii) if Lessee owns the Equipment which it intends to make subject to this Lease, Lessee shall execute a Bill of Sale transferring title to such Equipment to Lessor at the purchase price agreed to between Lessor and Lessee according to an appraisal undertaken at the expense of Lessee (except in the case of Equipment placed in service by Lessee not more than sixty (60) days prior to the date of any Schedule for which the purchase price shall be the original cost to Lessee thereof (net of freight, taxes, installation and similar costs). Lessee acknowledges that Lessor may have the ability to obtain discounts or rebates not available to Lessee from suppliers from which Lessor buys in volume. Any discounts or rebates remitted to Lessee shall be turned over to Lessor and Cost of the Equipment set forth on any Schedule shall be deemed to be the Cost net of such discount or rebate. Any request by Lessee to Lessor to purchase Equipment directly or by assignment of a purchase order shall be irrevocable.

       4. TERM. This Lease is effective upon execution hereof by Lessor and shall continue until full performance of every provision of this Lease; provided that Lessor's obligations to fund any Schedule are subject to the

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prior satisfaction by Lessee of the conditions set forth in Part 1 of
Addendum I to this Lease. All obligations under each Schedule shall commence upon Lessee's execution of an Acceptance Certificate and Schedule for the Units to be subject to such Schedule and Lessor's countersignature on such Schedule; provided that Lessor's obligation to fund such Schedule is subject to the prior satisfaction by Lessee of the conditions set forth in Part 2 of Addendum I to this Lease. The Initial Lease Term with respect to each Schedule shall begin on the first day of the calendar month following the Acceptance Date (the "Commencement Date").

       5.     RENTAL PAYMENTS.

       (a) ADVANCE RENTAL. Upon execution of this Lease, Lessee shall pay to Lessor an advance payment in an amount equal to Rent Factor II multiplied by the Master Lease Line (plus applicable taxes) (the "Advance Rental"). A pro-rata portion of the Advance Rental shall be deemed to prepay as of the date of this Lease the last Rental Payment for each Schedule. If the Master Lease Line has not been fully expended by the Funding Expiration Date, Lessor shall retain the unutilized portion of the Advance Rental as compensation for expenses.

       (b) INTERIM RENT. If the Acceptance Date with respect to any Schedule shall be other than the first day of the calendar month, Lessee shall make interim rental payments ("Interim Rent") for each day from and including the Acceptance Date, through and including the last day of the calendar month prior to the beginning of the Initial Lease Term in an amount equal to one-thirtieth of the monthly Rental Payment set forth on the Schedule. Such Interim Rent shall be due and payable on the first day of the calendar month following the month for which such payment is assessed.

       (c) RENTAL PAYMENTS. Lessee shall pay to Lessor, (i) as rental for Equipment during the first twelve (12) months of the Initial Lease Term of any Schedule, an amount equal to Rent Factor I set forth on the cover page of this Lease multiplied by the total Cost of the Equipment to Lessor, which amount shall be due and payable in advance on the first day of each calendar month during the Initial Lease Term, and (ii) as rental for Equipment for months thirteen (13) through month forty-two (42) of the Initial Lease Term of any Schedule and during any Holdover Period, an amount equal to Rent Factor II set forth on the cover page of this Lease multiplied by the total Cost of the Equipment to Lessor, which amount shall be due and payable in advance on the first day of each calendar month during months thirteen (13) through month forty-two (42) of the Initial Lease Term and during any Holdover Period. In addition to any other remedies that Lessor may have under this Lease, if Lessee fails to pay any Rental Payment or Interim Rent or other amount herein provided within five (5) business days after the same is due, Lessee shall pay to Lessor a late charge calculated daily from the due date until the date of payment, at the rate of two percent (2%) of such amount per month, or at the highest rate permitted by applicable law, whichever is less, to compensate Lessor for additional bookkeeping and collection expense. All Rental Payments, Advance Rental, Interim Rent, late charges and other amounts for which Lessee is liable shall be paid to Lessor at its address as set forth above or as otherwise directed by Lessor.

       (d) AUTOMATIC TRANSFERS. If Lessee so agrees, Lessor will initiate monthly debit entries to Lessee's bank account for payment of Rental Payments on the fifth business day of each month. If Lessee agrees to automatic transfers, Lessee will provide depository and account information to Lessor and shall execute or cause to be executed such supplemental agreements as Lessor deems necessary in order to instate and maintain automatic transfer payments by Lessee to Lessor. Other amounts due hereunder will be invoiced to Lessee by Lessor and shall be due and payable within five (5) days of receipt of invoice.

       6.     CHARACTERIZATION OF LEASE; WARRANTIES; WAIVERS; LIABILITY.

       (a) CHARACTERIZATION OF LEASE. It is the intent of Lessor and Lessee that this Lease be a true lease and not a lease intended as security or a conditional sales agreement. Lessor and Lessee agree to treat this Lease as a true lease for income tax purposes. Lessor and Lessee agree that this Lease is a "finance lease" as that term is defined by Section 10103(a)(7) of the UCC. With respect to the Equipment subject to each Schedule, Lessee acknowledges and warrants as

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of the date of such Schedule that (i) Lessee has received a copy of the contract(s) pursuant to which Lessor acquired the Equipment (the "Supply Contract"), or (ii) Lessee has reviewed and approved the Supply Contract, or
(iii) Lessor has informed Lessee in writing that Lessee may have rights under the Supply Contract and that Lessee should contact the supplier for a description of any such rights. LESSOR AND LESSEE AGREE THAT THIS LEASE IS A "NET" LEASE, AND LESSEE'S OBLIGATION TO MAKE RENTAL PAYMENTS AND PAY OTHER SUMS WHEN DUE AND OTHERWISE PERFORM ITS OBLIGATIONS UNDER THIS LEASE SHALL BE ABSOLUTE AND UNCONDITIONAL, AND SHALL NOT BE SUBJECT TO OR AFFECTED BY OR REDUCED BY ANY ABATEMENT, REDUCTION, SET-OFF, DEFENSE, COUNTERCLAIM, INTERRUPTION, DEFERMENT, RECOUPMENT OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST LESSOR, THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT OR ANY OTHER PERSON. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NO DEFECT OR UNFITNESS OF ANY ITEM OF EQUIPMENT NOR OTHER CLAIM REGARDING CONDITION OR USE OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO MAKE RENTAL PAYMENTS, PAY ANY OTHER SUM WHEN DUE OR OTHERWISE PERFORM ANY OTHER OBLIGATION DUE TO LESSOR AND ITS SUCCESSORS AND ASSIGNS UNDER THIS LEASE.

       (b) WARRANTIES. Lessor warrants that, so long as no Event of Default has occurred and is continuing, neither Lessor nor its successors or Assignees or anyone acting or claiming through Lessor will interfere with Lessee's quiet enjoyment and use of the Equipment. EXCEPT FOR LESSOR'S WARRANTY OF QUIET ENJOYMENT, LESSEE HAS NOT RELIED UPON LESSOR IN SELECTING THE EQUIPMENT AND ACKNOWLEDGES THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING WITHOUT LIMITATION ITS CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. Until the Lease is terminated, Lessor hereby assigns to Lessee and Lessee shall have the benefit of, any and all manufacturer's warranties, service agreements and intellectual property indemnities, if any, with respect to each Unit. Lessee's sole remedy for the breach of any such warranty, indemnification or service agreement shall be against the manufacturer or supplier of such Equipment and not against Lessor, nor shall any such breach have any effect whatsoever on the rights and obligations of Lessor or Lessee hereunder.

       (c) WAIVERS. Lessee hereby specifically waives any and all rights and remedies conferred upon Lessee by UCC Sections 10508 through 10522, including (without limitation) Lessee's rights to (i) cancel or repudiate this Lease, (ii) reject or revoke acceptance of any Unit, (iii) recover damages from Lessor for breach of warranty or for any other reason, (iv) claim a security interest in any rejected property in Lessee's possession or control, (v) deduct from Rental Payments all or any part of any claimed damages resulting from Lessor's default under this Lease, (vi) accept partial delivery of the Equipment, (vii) "cover" by making any purchase or lease of other property in substitution for properly due from Lessor, (viii) recover from the Lessor any general, special, incidental or consequential damages, for any reason whatsoever, and (ix) seek specific performance, replevin or the like for any of the Units. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages except as set forth in Paragraph 26 of this Lease or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 25. Notwithstanding the foregoing, nothing in this Lease shall be construed as a waiver of Lessee's right to seek a separate recovery of any Rental Payment that is not due and payable under this Lease, and Lessee retains the right to seek damages or other remedies on account of Lessor's failure to perform its obligations under this Lease.

       (d) LIABILITY. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT THE MANUFACTURER, SUPPLIER OR DISTRIBUTOR OF THE EQUIPMENT, THAT SAID ENTITIES ARE NOT AGENTS OF LESSOR, THAT LESSEE RENTS THE EQUIPMENT "AS IS", AND THAT LESSOR HAS ACCEPTED NO RESPONSIBILITY FOR THE TRANSPORTATION, INSTALLATION OR REQUIRED LICENSING NECESSARY FOR THE TRANSFER, INSTALLATION OR USE OF THE EQUIPMENT. LESSEE HEREBY

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WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY
IN TORT) WHICH IT MIGHT HAVE AGAINST LESSOR FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT, ITS USE OR MAINTENANCE, OR ANY DELAY OR FAILURE TO PROVIDE ANY UNIT OF EQUIPMENT, OR ANY INTERRUPTION OF SERVICE OR LOSS OF USE OF THE EQUIPMENT. If any Unit is unsatisfactory for any reason, Lessee shall make any claim solely against the manufacturer or supplier of the Unit. Lessor shall not be liable for specific performance of this Lease or for damages if for any reason a supplier declines, delays or fails to fill any order.

       7. ADJUSTMENTS FOR ACTUAL COST. Upon Lessee's request, Lessor may, but shall have no obligation to, fund a Schedule which would cause the aggregate Cost of Equipment on all Schedules funded under this Lease to exceed the Master Lease Line. If at any time the actual aggregate Cost of all Equipment exceeds the Master Lease Line, the Advance Rental shall be increased proportionately. Lessee shall pay any additional sums for Advance Rental due under this Lease within five (5) business days after receiving notice from Lessor. Lessee may not request funding for a Schedule which would cause the aggregate Cost of Equipment under all Schedules funded under this Lease to exceed the Lease Line by more than ten percent (10%).

       8. TITLE. All Equipment shall remain personal property, and the title thereto shall remain exclusively in Lessor, notwithstanding the manner in which any Unit may be attached to realty. Lessee agrees, upon the request of Lessor at any time during the Lease Term, to affix or permit Lessor to affix, in a permanent place on any Unit, labels supplied by Lessor identifying the Equipment as property of Lessor, and shall not alter or remove any such label from any Unit. Lessee shall keep the Equipment free from any and all liens and encumbrances except those created by Lessor. Lessee shall give Lessor immediate notice of any judicial process or encumbrance affecting the Equipment and shall indemnify and save Lessor harmless from any loss or damage caused thereby, including without limitation court costs, reasonable attorney fees and expenses.

       9. FILING. Lessee shall execute or cause to be executed, at Lessee's sole expense, such supplemental instruments, financing statements and landlord's waivers as Lessor deems necessary or advisable and shall cooperate to defend the title of Lessor in the Equipment by filing or otherwise. Lessee authorizes Lessor to record in any state, this Lease and any financing statements, security agreements and landlord's waivers with respect to the Equipment or any collateral provided by Lessee to Lessor. Lessee agrees to give Lessor thirty
(30) days written notice of any change in Lessee's name or place of business. Lessee agrees to give written notice to Lessor as soon as Lessee has knowledge of any change of ownership of the real property upon which or within which the Equipment is located.

       10. TAXES. Lessee shall pay in a timely fashion, and shall indemnify and hold Lessor harmless against all federal, state and local taxes, assessments, license and registration fees, and other governmental charges of any kind including, without limitation, those levied on motor vehicles or trailers, and any interest or penalties thereon, which may be levied, directly or indirectly, against the Equipment or with respect to its ordering, purchasing, delivery, ownership, possession, use, leasing, documentation, and return or other disposition thereof, regardless of whether such taxes and fees are levied against Lessor or Lessee. Such taxes and fees to be paid by Lessee shall include, without limitation, property, sales, rent, franchise, gross receipts, lease, and use taxes, and any other tax measured by gross Rental Payments, but shall not include income or franchise taxes based on Lessor's net income and payable by Lessor on its receipt of Rental Payments hereunder. Personal property taxes shall be reasonably estimated by Lessor and billed to Lessee as of the date of assessment each year. Upon receipt by Lessor of the final personal property tax assessment and invoice, Lessor shall invoice or credit Lessee, as applicable, for any differences of such final assessment and Lessor's original estimate. Lessor shall have the right, but not the obligation, to pay any such taxes or fees regardless of whether levied against Lessor or Lessee. Any and all sales or use taxes levied against Lessor's purchase of Equipment shall be added to the total Cost of such Equipment as specified on the Schedule under which such Equipment is added to this Lease. With the exception of taxes and fees which are added to the total Cost of Equipment hereunder, Lessee shall reimburse Lessor within five (5)

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days after receipt of invoice from Lessor specifying the amount of, and reason for, any payment by Lessor of amounts for which Lessee is liable under this Paragraph 10. Lessee shall timely prepare and file all reports and returns which are required to be made with respect to such taxes and/or fees, and all such reports shall show Lessor as owner of the Equipment.

       11.    ASSIGNMENTS AND SUBLEASES.

       (a) WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT ASSIGN, PLEDGE, GRANT A SECURITY INTEREST IN, OTHERWISE ENCUMBER, SUBLEASE OR TRANSFER, OR IN ANY WAY DISPOSE OF OR OTHERWISE RELINQUISH POSSESSION OR CONTROL OVER (COLLECTIVELY, A "TRANSFER") ITS RIGHTS WITH RESPECT TO ANY UNIT OF EQUIPMENT OR ALL OR ANY PART OF ITS RIGHTS AND OBLIGATIONS UNDER THIS LEASE. If notwithstanding the foregoing, a Transfer by Lessee takes place, the rights of the sublessee or other transferee will be subject and subordinate to all of the terms of this Lease, including Lessor's right of repossession on the occurrence of an Event of Default. Lessee will remain primarily liable for the performance of all of the terms of this Lease to the same extent as if the sublease or transfer of possession had not occurred. Lessor and Lessee agree that any purchase of all or substantially all of Lessee's assets, any merger or consolidation into or with Lessee regardless of whether Lessee is the surviving entity or any entity acquiring more than twenty percent (20%) of Lessee's voting securities shall be deemed to be a Transfer under this Lease.

       (b) Lessor shall have the right, in its sole discretion, to assign, sell, pledge, grant a security interest in or otherwise encumber its rights under this Lease or one or more Schedules and/or with respect to the Equipment subject to this Lease or such Schedule(s) to one or more persons or entities (each, an "Assignee"). Lessee acknowledges that an assignment, sale or other encumbrance by Lessor would not materially change Lessee's duties under the Lease or materially increase its burdens or risks. Even if such an assignment, sale or other encumbrance could be deemed to have that effect, Lessee agrees that the assignment, sale or other encumbrance will nevertheless be permitted. Without prejudice to any rights that Lessee may have against Lessor, Lessee agrees that it will not assert against an Assignee any claim or defense that it may have against Lessor.

       (c) Lessee acknowledges that it is Lessor's intention to assign this Lease and/or one or more Schedules and the related Equipment to one or more limited partnerships with which Lessor is affiliated (each, a "Lessor Affiliate") and agrees that upon any such assignment the sole liability for performance of Lessor's obligations hereunder shall fall upon such Lessor Affiliate which shall assume such obligations and Lessor shall be fully released from such liabilities and that the limited partners of such Lessor Affiliate shall have no personal liability for the performance or observance of this Lease. A Lessor Affiliate which succeeds to the rights and interests of Lessor under this Paragraph 11(c) shall be bound by the terms of this Lease without alteration and any claim or defense which Lessee may have had against Lessor prior to such assignment may only be asserted against the assignee Lessor Affiliate.

              (d) Subject to the foregoing, this Lease inures to the benefit of, and is binding upon, the heirs, legatees, representatives, successors and assigns of Lessee and Lessor.

       12.    REPRESENTATIONS AND WARRANTIES.

              (a) Lessee warrants and represents the following as of the date hereof: (i) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified and authorized to do business in the state(s) where the Equipment will be located; (ii) Lessee has the full corporate power, authority and legal right and has obtained all approvals and consents and has given all notices necessary to execute and deliver this Lease and perform the terms hereof and of each Schedule; (iii) there is no action, proceeding or claim pending or, insofar as Lessee knows, threatened against Lessee or any of its subsidiaries before any court or administrative agency which might have a material adverse effect on the business, condition or operations of Lessee or any subsidiary; and

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(iv) this Lease has been and each Schedule will be duly executed and delivered by Lessee and constitute or will constitute the valid, binding and enforceable obligations of Lessee.

              (b) Lessee agrees that by its signature on each Schedule it shall be deemed to have warranted and represented the following as of the Acceptance Date of such Schedule: (i) all of the Units subject to such Schedule are accurately described in Annex A attached to such Schedule, have been fully assembled and conform to all applicable performance criteria; (ii) the requirements of this Lease and of Lessor with respect to the identification of the Units have been met; and (iii) each of the representations and warranties set forth in clause (a) of this Section 12 remains true and correct.

       13. USE AND INDEMNITY. Lessee shall use the Equipment only in Lessee's business. Lessee agrees not to allow the Equipment to be used by other than its employees, consultants and agents. Lessee acknowledges that the Equipment is leased for commercial purposes and not for personal, family or household use. Lessee agrees to indemnify and hold Lessor, and Lessor's officers, directors, shareholders, partners, affiliates, agents, servants, successors and Assignees, harmless against any and all liabilities, losses, damages, actions, claims and expenses of any kind and nature, including, without limitation, court costs and reasonable attorneys' fees and expenses (each, a "Claim"), directly or indirectly related to or arising in connection with the breach of any representation or warranty of Lessee under this Lease or the manufacture, purchase, licensing, lease or sublease, delivery, installation, operation, use, ownership, maintenance, storage, relocation, return or condition of any Unit of the Equipment (regardless of whether such Unit is at the time in the possession or control of Lessee), except to the extent any such claims, actions, liabilities and expenses result from the willful misconduct of Lessor. The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any Unit, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release from any Unit of any Hazardous Materials, including, without limitation, any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort. Upon Lessor's written demand, Lessee shall assume and diligently conduct, at its sole cost and expense, the entire defense of Lessor and its agents, employees, successors and assigns against any indemnified Claim described in this Paragraph 5. Lessee shall not settle or compromise any Claim against or involving Lessor without first obtaining Lessor's written consent thereto, which consent shall not be unreasonably withheld. The foregoing indemnity shall continue in full force and effect notwithstanding termination or cancellation of this Lease, whether by expiration of time, operation of law or otherwise.

       14. LOCATION. Lessee shall keep the Equipment at its place of business as specified above or on the Schedules. Lessee shall not permit any Equipment to be moved to a new location without the prior written consent of Lessor.

       15. RIGHT OF INSPECTION. Lessor and its agents shall have the right, at any time during normal business hours, to inspect and photograph the Equipment, to review all maintenance records related to the Equipment and, during the last ninety (90) days of the Noncancellable Term of each respective Schedule, to demonstrate the Equipment specified thereon to prospective purchasers; provided, however, Lessor shall give five (5) days' notice to Lessee of any such demonstration.

       16. MAINTENANCE. Lessee shall exercise due and proper care in the use, repair and servicing of the Equipment. Lessee shall, at its own expense, make all repairs and replacements required to maintain the Equipment in good working condition in accordance with manufacturers' specifications and Lessor's requirements, and shall pay all other operating expenses relating to the Equipment. Lessee shall have the right, upon (10) days prior written notice to Lessor, to make any alterations, additions or improvements to any Unit which do not render the Unit in such a condition that it cannot, prior to the expiration, cancellation or other termination of this Lease, be restored to its original condition, reasonable wear and tear alone excepted; provided that no such alteration, addition or improvement shall be made by

Lessee if as a result thereof any warranties made by the supplier of the Unit would be canceled or terminated. If Lessee does not exercise its option to purchase the Equipment, as specified in Paragraph 17, or if this Lease shall be earlier terminated or cancelled for any reason, Lessee shall restore each Unit to its original condition, reasonable wear and tear alone excepted, prior to the expiration, cancellation or other termination of each respective Schedule. All replacement parts and additions incorporated into a Unit shall become the property of Lessor immediately upon incorporation; provided, however, that Lessor shall transfer to Lessee title to any alterations, additions and improvements which were made by Lessee at its own expense to each item of Equipment purchased by Lessee pursuant to the provisions of Paragraph 17. Lessee agrees to maintain and provide upon request of Lessor ail internal maintenance reports relating to the Equipment.

       17. PURCHASE OPTION. Upon written notice to Lessor not less than ninety (90) days nor more than one hundred eighty (180) days prior to the last day of the Noncancellable Term of the first Schedule executed pursuant to this Lease, if Lessee has fulfilled all of its obligations hereunder, Lessee shall have the right to purchase all, but not less than all, of the Equipment under all Schedules, for the aggregate Fair Market Value of such Equipment (plus applicable taxes). Should Lessor and Lessee fail to agree upon the Fair Market Value of the Equipment, said price shall be determined by an independent appraiser, and the cost of the appraisal shall be borne equally by both Lessor and Lessee. Notwithstanding anything contained in this Section 17, not less than thirty (30) days prior to the last day of the Noncancellable Term of each Schedule, Lessee shall be required to purchase all Equipment consisting of software under such Schedule at ten percent (10%) of total Cost of such Equipment to Lessor. Notwithstanding the date on which Lessee exercises this option, Lessee shall acquire no rights of title to any Equipment, nor shall title to any Unit be transferred to Lessee after the exercise of this purchase option until the expiration of the Noncancellable Term for the Schedule on which such Unit is specified. Lessee shall remain liable for all Rental Payments and other obligations due under each Schedule until the expiration of the Noncancellable Term of such Schedule. Any Equipment sold by Lessor shall be sold "AS IS", "WHERE IS", and with no warranties, express or implied, including without limitation implied warranties of merchantability and fitness for any particular purpose. "Fair Market Value" is defined as the estimated amount at which the property might be expected to exchange in an arm's length transaction between a willing buyer (other than a used equipment dealer) and a willing seller, neither being under compulsion, each having reasonable knowledge of all relevant facts, and with equity to both, with the assumptions that the Units (i) are being sold "in place and in use," (ii) are free and clear of all liens and encumbrances, and (iii) are in the condition required by Paragraph 16 of this Lease.

       18. RETURN OF EQUIPMENT. Upon ninety (90) days' written notice to Lessor, in the event Lessee has not exercised its purchase option as specified in Paragraph 17, after such notification and upon the expiration, cancellation or other termination of the Noncancellable Term of each Schedule, Lessee shall, at Lessee's sole expense, properly pack and return the Equipment, insured, unencumbered and in the same condition as when received by Lessee, reasonable wear and tear alone excepted, by such carriers as Lessor shall approve and to such place as designated by Lessor. Should Lessee fail to give notice of its intent to return or fail to return the Equipment as directed above, all obligations of Lessee under this Lease, including Rental Payments, shall remain in full force and effect for the period from the end of the Initial Lease Term until ninety (90) days after notice is given to Lessor of Lessee's intent to return or purchase the Equipment (the "Holdover Period").

       19.    FINANCIAL STATEMENTS; OTHER INFORMATION.

       (a) Lessee shall provide to Lessor the financial statements specified in this Paragraph 19 (a), prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements"); provided, however, that after the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" shall be deemed to refer only to those statements required to be filed by the Securities and Exchange Commission, to be provided no less frequently than quarterly.

              (i)    As soon as practicable (and in any event within thirty
(30) days after the end of each month), a reasonably detailed balance sheet as of the end of such month and the related statements of income or loss, cash flow and capital structure of the Lessee during such month (including notification of the commencement of any material litigation by or against Lessee), certified by Lessee's Chief Executive Officer or Chief Financial Officer fairly to present the data reflected therein.

              (ii)   As soon as practicable (and in any event within ninety
(90) days after the end of each fiscal year), audited balance sheets as of the end of such year (consolidated if applicable), and related statements of income or loss, retained earnings or deficit, cash flows and capital structure of Lessee for such year, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an audit report and opinion of the independent certified public accountants of recognized national standing selected by Lessee.

       (b) Lessee shall promptly provide to Lessor copies of all notices, minutes, consents and other material that it provides to Lessee's equity securities holders at the same time they are delivered to such equity securities holders. Lessee shall promptly furnish to Lessor any additional information (including but not limited to tax returns, income statements, balance sheets, and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing financial obligations (the "Additional Information").

       (c) Lessor agrees to preserve the confidentiality of all information provided to it hereunder by Lessee regarding the Lessee and its business which Lessee designates in writing as confidential and which is otherwise not generally known (except to the extent any disclosure of such information is required by a court of competent jurisdiction or governmental authority).

       20. TAX INDEMNIFICATION. Lessee acknowledges that this Lease has been entered into on the basis that Lessor or Lessor's Assignee intends to claim such depreciation, interest deductions and other tax benefits (the "Tax Benefits") as are provided to an owner of Equipment under the Internal Revenue Code of 1986, as amended (the "Code") and corresponding provisions of state law. If Lessor or Lessor's Assignee shall not have the right to claim or there shall be disallowed, deferred, recaptured or otherwise made unavailable with respect to Lessor or Lessor's Assignee all or any portion of the Tax Benefits as a result of an act or failure to act by Lessee in contravention of any of the terms and conditions of the Lease, Lessee shall promptly pay to Lessor or Lessor's Assignee, an amount which, on an after-tax basis, will compensate Lessor or Lessor's Assignee for the value of the lost Tax Benefits. The Tax Benefits shall be deemed to have been disallowed or recaptured upon the earliest of (i) the adjustment by a taxing authority of the tax return of Lessor to reflect such loss; or (ii) the payment by Lessor to the Internal Revenue Service or state taxing authority of the tax increase resulting from such lost Tax Benefits. Lessor or Lessor's Assignee shall be deemed not to have the right to claim the Tax Benefits if, in the opinion of Lessor's independent tax counsel, reasonably acceptable to Lessee, there is no reasonable basis for claiming the Tax Benefits.

       21. ADDITIONAL LESSOR RIGHTS. Lessor shall be entitled to consult with and advise management of Lessee on significant business issues, including management's proposed annual and quarterly operating plans, and management will meet with Lessor within thirty days after the end of each fiscal quarter at the Lessee's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans;

       22. RISK OF LOSS. Lessee assumes the entire risk of loss, theft and damage of the Equipment from any cause whatsoever, and no such event shall relieve Lessee of any obligation under this Lease. Lessee shall notify Lessor in writing within ten (10) days after any such event. Lessee agrees that Lessor shall have the following remedies upon each occurrence of the following events:

       (a) In the case of damage of any kind whatsoever to any Unit (unless such Unit is damaged beyond repair), Lessee shall, at Lessee's sole expense and with Lessor's reasonable consent, (i) restore such Equipment to its original condition, reasonable wear and tear alone excepted, or (ii) replace it with like equipment of the same or later model in good condition. Upon Lessee's replacement of any Equipment as specified in clause (ii) of this Paragraph 22(a), Lessee shall transfer title to such replaced Equipment to Lessor.

       (b) If any Unit is determined by Lessor to be damaged beyond repair, or if Lessor has reasonable cause to believe that any Unit is stolen or lost and such Unit is not returned to its proper location within thirty
(30) days after notice thereof to Lessee, Lessee shall, with Lessor's reasonable consent, immediately pay to Lessor: (i) the amount required to replace such Unit with like equipment of the same or later model in good condition, in which case such Unit shall be substituted for the damaged Unit on the relevant Schedule, and Rental Payments shall continue throughout the Lease Term of the Schedule to which the Unit becomes subject without any interruption, or (ii) the sum of (A) the aggregate unpaid rent due for the balance of the Noncancellable Term for the Unit involved, discounted to present value at the Discount Rate; PLUS (B) the then estimated Fair Market Value of the Unit involved, calculated as of the expiration of the Noncancellable Term (the "Residual Value"), discounted to present value at the Discount Rate; PLUS (C) any tax payments or indemnification for which Lessee is liable under Paragraphs 10 and 20; PLUS any other amounts with respect to such Unit for which Lessee is liable under this Lease; provided, however, the option specified in clause (i) of this Paragraph 22(b) shall not be available if an Event of Default has occurred and is continuing. Upon payment under clause (ii) of Paragraph 22(b), this Lease shall terminate with respect to the Unit(s) paid for, and Lessee shall become entitled to such Unit(s) "AS IS" and "WHERE IS" WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

       (c) Any proceeds paid to Lessor from the personal property insurance specified in Paragraph 23(a)(i) shall be applied to Lessee's obligations under this Paragraph 22.

       23.    INSURANCE.

       (a) Lessee shall, at its own expense, maintain the following types of insurance, with companies with an A-5 Best rating or better, acceptable to Lessor, until such time as Lessee has returned the Equipment as specified in Paragraph 18 or taken title to the Equipment pursuant to Paragraph 17:

              (i) Personal property insurance on all property owned by Lessee (including without limitation all of the Equipment) in an agreed amount based upon the following:

                     (A) Standard "all risk" property insurance, including boiler and machinery insurance, earthquake insurance, if applicable, and flood insurance if any Equipment is located in an identified "flood hazard area," in which flood insurance has been made available pursuant to the National Flood Insurance Act of 1968;

                     (B) The amount of such insurance shall be not less than the greater of the fair market value or the full undepreciated replacement value of the Equipment. The amount of such insurance allocable to loss or damage or personal property shall not have a deductible in excess of one thousand dollars ($1,000.00) per occurrence.

                     (C) Such insurance shall contain an endorsement issued by the insurer (as opposed to a certificate issued by an agent of the insurer) in which Lessor is named as loss payee with respect to the Equipment, and shall set aside the amount stated in Paragraph 23(a)(i)(B) for the sole benefit of, and payable directly to, Lessor.

              (ii) Employee dishonesty insurance payable to Lessor with respect to the theft of the Equipment.

              (iii) Business interruption insurance in an amount at all times equal to the total Rental Payments to become due during the six months following the date of calculation. In the event of any interruption of Lessee's business, the amount payable to Lessor shall be equal to the actual loss of Rental Payments suffered by Lessor as the result of such interruption, and shall be payable to Lessor within thirty (30) days from the date of loss, and on a month-to-month basis thereafter, until Lessee's business is returned to a fully operational state, plus ninety (90) days.

              (iv) Commercial general liability insurance covering bodily injury (including death) and property damage, naming Lessor, its directors, officers, agents and employees as an Additional Insureds on all policies (evidenced by an endorsement issued by the insurer (as opposed to a certificate issued by an agent of the insurer)), and providing total limits in amounts as are at the time carried by entities engaged in the same or similar business and which are similarly situated, but in no event less than two million dollars ($2,000,000.00) for combined single limit occurrence.
All such policies shall cover any injury or damage occasioned by, or occurring upon, Lessee's premises, products, operations and, at Lessor's option, explosion, collapse and underground hazards. All such policies shall contain contractual liability coverage including all liability assumed under this agreement, and a cross liability clause providing that such insurance shall, except with respect to the limits of liability, apply separately to each insured.

              (v)    Workers compensation insurance.

       (b) All insurance specified in this Paragraph 23 shall be primary over, and in no event shall, any insurance carried by Lessor be called upon to contribute to any loss relating to or arising out of this Lease. All insurance shall be in effect, and shall be evidenced by policies and/or endorsements delivered to Lessor no later than twenty (20) days after the date upon which Lessee executes this Lease. Notwithstanding anything to the contrary contained in this Lease, Lessor shall have no obligation to purchase any Equipment until all policies are in place. All such policies shall provide for at least thirty (30) days' prior written notice to Lessor in the event of any cancellation, non-renewal or material change in coverage, and Lessor shall receive a copy of any and all endorsements or other documentation relating to such policies.

       (c) Should Lessee, at any time during the Lease Term, be without sufficient insurance, as determined by Lessor in accordance with the provisions of this Paragraph 23, Lessee appoints Lessor as its agent to obtain such coverage, and promises to pay to Lessor the entire cost of such coverage.

       24. DEFAULT. Each of the following events shall constitute an "Event of Default" under this Lease:

       (a) Nonpayment, by the due date specified herein, of any Rental Payment or other payment required of Lessee under the terms of this Lease, and such nonpayment shall continue for a period of five (5) business days;

       (b) Noncompliance with any or all of the provisions of Paragraph 23, and such noncompliance shall continue for a period of five (5) days after notice thereof is given to Lessee;

       (c) If Lessor shall determine that Lessee has made a misstatement or false statement of, or omitted to state, a material fact in connection with the execution, performance or nonperformance of this Lease or any Schedule, or if any representation or warranty of Lessee in this Lease, any Schedule or any Acceptance Certificate is inaccurate or false;

       (d) If Lessee, without Lessor's prior written consent, shall have removed, parted possession with, sold transferred, encumbered, assigned or sublet the Equipment or Lessee's interest under this Lease or attempted to do any of the foregoing; or if Lessee shall have converted any interest of Lessor arising under this Lease or any purchase order, or resulting from the purchase of Equipment or attempted to convert any of the foregoing;

       (e) If Lessee, without Lessor's prior written consent, shall encumber or grant a security interest in (other than for valid business purposes in the ordinary course of business with respect to license agreements or similar agreements), sell, transfer or assign Lessee's rights, title and interest in all patents, patent applications, invention disclosures, copyrights, copyright applications, trademarks (including service marks), trademark registrations, trade names, computer software and hardware, microcode and source code, trade secrets, know-how and processes owned by Lessee or other intellectual property rights;

       (f) If any of Lessee's credit or financial information submitted to Lessor at any time (including but not limited to due diligence materials, Financial Statements and Additional Information) contains any misstatement or false statement of a material fact, or fails to state therein any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading;

       (g) If in the determination of Lessor the present fair salable value of Lessee's assets is less than the amount that will be required to pay the probable liability on Lessee's existing debts as they become absolute and matured;

       (h) If any single judgment for payment of money damages in excess of twenty-five thousand dollars ($25,000.00), or aggregate judgments for payment of money damages in excess of fifty thousand dollars ($50,000.00), shall be rendered against Lessee and shall remain undischarged for a period of sixty (60) days (unless during such period execution shall not be effectively stayed in which case there shall be no grace period under this Paragraph 24(h));

       (i) If any substantial part of Lessee's property shall be subjected to any levy, seizure, involuntary assignment, attachment, application or sale for or by any creditor or governmental agency;

       (j) If any single indebtedness of Lessee exceeding the sum of twenty-five thousand dollars ($25,000.00), or aggregate indebtedness exceeding the sum of fifty thousand dollars ($50,000.00), under any other lease or contract for the borrowing of money or on account of the deferred purchase price of property shall be accelerated, or subject to acceleration upon the giving of notice, passage of time or both as a result of a default by Lessee, or the obligee with respect to such indebtedness shall exercise any other remedy it may have as a result of such default;

       (k) If an order, judgement or decree shall be entered by any court having jurisdiction for (i) relief in respect of Lessee in an involuntary case under any applicable bankruptcy, insolvency or other similar law (as now or hereafter in effect), (ii) appointing of receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) for Lessee or for any substantial part of its property, or sequestering any substantial part of the property of Lessee, or (iii) liquidating of Lessee's affairs, and any such order, judgement or decree shall remain in force undismissed, unstayed or unvacated for a period of sixty (60) days after the date of entry thereof; or if Lessee shall seek relief of any kind under any such law or consent to any of the foregoing; or

       (l) Nonperformance of any of Lessee's obligations under this Lease other than those described elsewhere in this Paragraph 24, and such nonperformance shall continue for a period of ten (10) days after notice thereof is given to Lessee.

       25. REMEDIES. Upon the occurrence and during the continuance of any Event of Default, with or without cancelling or terminating this Lease, Lessor or its agent shall have the right, without demand or prior notice, in Lessor's sole discretion, to exercise any one or more of the following remedies:

       (a)    To cancel this Lease and all Schedules;

       (b) To declare the damages specified in Paragraph 26 to be immediately due and payable;

       (c) To take possession of any or all Units of Equipment with or without any court order or other process of law, and for this purpose Lessor and/or its agents may enter upon any premises of or under the control or jurisdiction of

Lessee or any agent of Lessee, without liability for suit, action or other proceeding by Lessee and remove the Equipment therefrom; Lessee further agrees, on demand, to assemble the Equipment and make it available to Lessor at a place to be designated by Lessor which is reasonably convenient to Lessor and Lessee; notwithstanding the foregoing, such taking of possession shall not relieve Lessee of its obligations to pay damages as set forth in Paragraph 26. Lessee further waives any and all damages occasioned by such taking of possession.

       (d) To exercise any other right or remedy which may be available to Lessor under the UCC or any other applicable law.

       26. DAMAGES. Lessor's damages, in the event of default by Lessee, shall include (in addition to all other damages available to Lessor under applicable law): (i) the due and unpaid balance of Rental Payments and all other amounts payable hereunder plus late charges and interest due under Paragraph 5(c) (but not more than the maximum rate permitted by law) for the period after the date such payments were due, (ii) the aggregate of all remaining Rental Payments through the end of the Noncancellable Term of each Schedule, discounted to present value at the Discount Rate, (iii) the Residual Value, discounted to present value at the Discount Rate, (iv) any indemnification payments due hereunder plus interest at a rate equal to the lesser of 1.5 % per month or the maximum rate permitted by law for the period after the date such payments were due, (v) costs of repossession, recovery, storage and repairs and of lease or sale to a third party, plus (vi) all other expenses including court costs and reasonable attorneys' fees and expenses. Lessor's obligation to mitigate said damages and any reduction of the amounts due to Lessor shall be limited as follows:

       (a) Lessor shall make best efforts to mitigate its damages by re-leasing the Equipment to a third party, and any rentals received in consideration for such third party's use of said Equipment during any period of the Noncancellable Term of any Schedule shall be applied only to that portion of Lessor's damages resulting from loss of rentals that Lessor would have received from Lessee during the same period had Lessee not become in default. Amounts received from such third party shall be applied in mitigation of Lessor's damages only to the extent such amounts are payable in connection with such third party's periodic rental obligations as specified in the preceding sentence; in no event shall any other amount received from such third party, including without limitation as a security deposit or as an advance on periodic rental obligations, be applied in mitigation of Lessor's damages hereunder.

       (b) Lessor shall have no obligation to sell any of the Equipment; however, any amounts received from a sale to a third party shall be applied to Lessor's damages as specified in this Paragraph 26.

       27.    MISCELLANEOUS.

       (a) If more than one Lessee is named in or added to this Lease, the liability of each shall be joint and several.

       (b) All notices related hereto shall be mailed to Lessor or Lessee at its respective address as specified on the cover page of this Lease, or at such other address as either party may designate upon ten days written notice to the other party.

       (c) Paragraph titles are solely for convenience and are not an aid in the interpretation of this Lease.

       (d)    Time is of the essence of this Lease and each of its provisions.

       (e) If notwithstanding the intent of the parties this Lease and any Schedules hereto are determined to be a lease for security or a security agreement, Lessee shall have been deemed to have granted to Lessor a security interest in all of Lessee's right, title and interest in and to the Equipment and the proceeds thereof to secure all of Lessee's obligations to Lessor arising hereunder or otherwise.

       (f) This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument; PROVIDED, HOWEVER, that to the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart of this Lease or any Schedule other than the original counterparts marked "Original Counterpart No. 1".

       28. RIGHT OF FIRST OFFER. During the lease term, Lessee shall provide Lessor with all requests for additional debt or lease financing prior to the time that such requests are provided to other financing sources. Should Lessor and Lessee fail to agree on the terms and conditions of such financing, then Lessee may accept a funding source other than Lessor.

       29. LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee shall fail duly and promptly to perform any of its obligations under this Lease, Lessor may, at its option and at any time, perform the same without waiving any default on the part of Lessee, or any of Lessor's rights. Lessee shall reimburse Lessor, within five (5) days after notice thereof is given to Lessee, for all expenses and liabilities incurred by Lessor in the performance of Lessee's obligations.

       30. NONWAIVER; RIGHTS AND REMEDIES CUMULATIVE. Lessor's failure at any time to require strict performance by Lessee shall not constitute waiver of, or diminish, Lessor's right to demand strict compliance with any provision of this Lease. Waiver by Lessor of any default shall not constitute waiver of any other default. No rights or remedies referred to herein shall be exclusive, but shall be cumulative and in addition to any other right or remedy set forth herein or otherwise available to Lessee at law or in equity.

       31. SURVIVAL OF OBLIGATIONS; LIMITATIONS ON ACTIONS. All agreements, covenants, representations and warranties of Lessee contained in this Lease or in the Schedules or other documents delivered pursuant hereto or in connection herewith shall survive the execution and delivery, and the expiration, cancellation or other termination of this Lease. Any action by Lessee against Lessor for any default by Lessor under this Lease shall be commenced within one (1) year after any such cause of action accrues.

       32. SEVERABILITY. If any provision or remedy herein provided is determined invalid under applicable law, such provision shall be inapplicable and deemed omitted; but the remaining provisions, including remaining default remedies, shall be given effect in accordance with their terms.

       33. UPGRADES, ADDITIONS AND ATTACHMENTS. Any added memory, upgrades, additions and attachments to Equipment previously placed under this Lease shall, upon approval by Lessor, be included on a Schedule, with a Noncancellable Term that is coterminous with the Equipment to which such added memory, upgrade, addition or attachment is being attached.

       34. CHOICE OF LAW. THIS LEASE SHALL BE DEEMED TO HAVE BEEN MADE AND ACCEPTED AND PERFORMED IN THE COUNTY OF SAN FRANCISCO, IN THE STATE OF CALIFORNIA, WHERE THE LESSOR'S PRINCIPAL PLACE OF BUSINESS IS LOCATED. THIS LEASE AND ALL TRANSACTIONS HEREUNDER, AND ALL RIGHTS AND LIABILITIES OF THE PARTIES HERETO, SHALL BE DETERMINED AND GOVERNED AS TO THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT BY THE LAWS OF THE STATE OF CALIFORNIA. THE LESSEE HEREBY CONSENTS, IN ALL ACTIONS AND PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM THIS LEASE, TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR ANY STATE COURT LOCATED WITHIN SAN FRANCISCO COUNTY IN THE STATE OF CALIFORNIA. LESSEE HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LEASE. IN ADDITION, ANY CLAIM OR DISPUTE ARISING UNDER OR RELATING TO THIS LEASE MAY, AT LESSOR'S DISCRETION, BE SUBMITTED TO BINDING ARBITRATION IN SAN FRANCISCO, CALIFORNIA PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION.

              Lessee Initials:                   Lessor Initials
                              -------------                     -------------

       35. ENTIRE AGREEMENT. This instrument constitutes the entire agreement between the parties and may not be modified except in writing executed by Lessor and Lessee. No supplier or agent of Lessor is authorized to bind Lessor or to waive or modify any term of this Lease.

              Lessee Initials:                   Lessor Initials
                              -------------                     -------------

       The undersigned representative of Lessee affirms that he or she has read and understood this Lease and is duly authorized to execute this Lease on behalf of Lessee and that, if Lessee is a corporation, this Lease is entered into with consent of Lessee's Board of Directors and stockholders if so required.

       IN WITNESS WHEREOF, the parties hereto execute this noncancellable Lease as of the date on the cover page hereof.

LESSEE:                                   LESSOR:

KARTOFFELSOFT INCORPORATED                DOMINION VENTURES, INC.
(d/b/a Homestead Technologies, Inc.)


By:    /s/ Justin Shelby Kitch            By:    /s/ [ILLEGIBLE]
   ----------------------------------        ---------------------------------
Name:                                     Name:
     --------------------------------          -------------------------------
Title:                                    Title:
      -------------------------------           ------------------------------


    This Lease incorporates the following Addenda as if fully set forth herein:
    Addendum I.

                 FIRST AMENDMENT TO MASTER LEASE AGREEMENT NO. 10840

       This First Amendment, dated as of March 23, 1999, to Master Lease Agreement No. 10840 dated September 28, 1998 (the "Lease"), is entered into by and between Kartoffelsoft Incorporated (d/b/a Homestead Technologies, Inc.), a Delaware corporation (the "Lessee" and Dominion Ventures, Inc., a California corporation (the "Lessor").

       WHEREAS, Lessee has requested an increase in Master Lease Line to allow additional Equipment to be purchased pursuant to the terms of the Lease; and

       WHEREAS, Lessor has agreed to extend the Master Lease Line to allow for the purchase of additional Equipment, subject to the approval of Lessor and pursuant to the terms of the Lease. All capitalized terms used and not otherwise defined herein shall have the meanings given in the Lease.

       NOW, THEREFORE, the parties hereto agree to amend the Lease as follows:

       1. The Master Lease Line shall be increased by $400,000 for a total of $750,000, subject to the terms of the Lease.

       2. The Advance Rental Amount of $12,901.00, specified on page 1 of the Lease shall be increased by $14,744.00 for a total of $27,645.00 (plus applicable taxes).

       3.     The Funding Expiration Date shall be amended to August 15, 1999.

       Except as specifically provided herein, all terms and conditions of the Lease shall remain in full force and effect, without waiver or modification.

       IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of the date first written above.

LESSEE:                                   LESSOR:

KARTOFFELSOFT INCORPORATED                DOMINION VENTURES, INC.
(d/b/a Homestead Technologies)


By:    /s/ Justin Shelby Kitch            By:    /s/ Renee C. Baker
   ----------------------------------        ---------------------------------
Name:    Justin Shelby Kitch              Name:    Renee C. Baker
     --------------------------------          -------------------------------
Title:    CEO                             Title:    V.P.
      -------------------------------           ------------------------------

                SECOND AMENDMENT TO MASTER LEASE AGREEMENT NO. 10840

This Second Amendment dated August 15, 1999 to Master Lease Agreement No. 10840 dated September 28, 1998 (the "Lease"), is entered into by and between Homestead Technologies, Inc., a Delaware corporation (the "Lessee") and Dominion Venture Finance, L.L.C. (the "Lessor").

       WHEREAS, Lessee has requested an increase in Master Lease Line to allow addition Equipment to be purchased pursuant to the terms of the Lease; and

       WHEREAS, Lessor has agreed to extend the Master Lease Line to allow for the purchase of additional Equipment, subject to the approval of Lessor and pursuant to the terms of the Lease. All capitalized terms used and not otherwise defined herein shall have the meanings given in the Lease.

NOW, THEREFORE, the parties hereto agree to amend the Lease as follows:

       1. The Master Lease Line shall be increased by $1,000,000.00 for a total of $1,750,000.00.

       2. The Funding Expiration Date of August 15, 1999 as set forth in the First Amendment to the Master Lease, shall be extended to August 15, 2000.

       3. The Advance Rental Amount of $27,645.00 as specified in the First Amendment to the Master Lease, shall be increased by $36,860.00 (plus applicable taxes) for a total of $64,505.00 (plus applicable taxes). The increase in the Advance Rental shall be paid to Lessor upon execution of this Second Amendment and shall be credited to the last complete calendar month's rent for each item of Equipment, subject to the conditions set forth in paragraph 5 of the Lease.

       4. The Rent Factor shall remain at .7083%, for the first twelve (12) months for each Schedule, and thereafter shall remain at 3.686% for months thirteen (13) through forty-two (42), consisting of equal payments of interest and principle.

       5. Software shall not exceed twenty-five percent (25%) of total aggregate cost of Equipment funded pursuant to this increase in the Master Lease Line.

       Except as specifically provided herein, all terms and conditions of the Lease shall remain in full force and effect, without waiver or modification.



                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of the date first written above.

LESSEE:  HOMESTEAD TECHNOLOGIES, INC.     LESSOR:  DOMINION VENTURE FINANCE
                                                   L.L.C.

By:    /s/ Justin Shelby Kitch            By:    /s/ Emily Walther
   ---------------------------------         ---------------------------------

Its:                                      Its:    VP Finance
    --------------------------------          --------------------------------

                                EQUIPMENT SCHEDULE
                                    NO. 10840-1
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

 LESSOR: DOMINION VENTURES, INC.   LESSEE: KARTOFFELSOFT INCORPORATED
         44 Montgomery Street              (d/b/a Homestead Technologies, Inc.)
         Suite 4200                        3475 Edison Way, Suite H
         San Francisco, CA  94104          Menlo Park, CA  94025


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.

          TOTAL EQUIPMENT COST.......................   $81,585.78


          FUNDING EXPIRATION DATE....................   May 15, 1999


          RENTAL AMOUNT
              Months 1-12............................   $  577.87
              Months 13-42...........................   $3,007.25

          FREQUENCY..................................   Monthly, in advance

          INITIAL TERM...............................   42 Months

          COMMENCEMENT DATE..........................   December 1, 1998

          ADVANCE RENTAL.............................   $3,007.25

          SECURITY DEPOSIT...........................   $0.00

          EQUIPMENT LOCATION.....  KARTOFFELSOFT INCORPORATED d/b/a
                                   Homestead Technologies, Inc.
                                   3475 Edison Way, Suite H
                                   Menlo Park, CA  94025

                                 EQUIPMENT SCHEDULE
                                    NO. 10840-2
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

 LESSOR: DOMINION VENTURES, INC.   LESSEE: KARTOFFELSOFT INCORPORATED
         44 Montgomery Street              (d/b/a Homestead Technologies, Inc.)
         Suite 4200                        3475 Edison Way, Suite H
         San Francisco, CA  94104          Menlo Park, CA  94025


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.


          TOTAL EQUIPMENT COST.......................   $9,423.00

          FUNDING EXPIRATION DATE.....................  May 15, 1999

          RENTAL AMOUNT

              Months 1-12.............................  $ 66.74
              Months 13-42............................  $347.33

          FREQUENCY...................................  Monthly, in advance

          INITIAL TERM................................  42 Months

          COMMENCEMENT DATE...........................  December 1, 1998

          ADVANCE RENTAL..............................  $347.33

          SECURITY DEPOSIT............................  $0.00

          EQUIPMENT LOCATION............... KARTOFFELSOFT INCORPORATED
                                            d/b/a Homestead Technologies, Inc.
                                            3475 Edison Way, Suite H
                                            Menlo Park, CA  94025

                                 EQUIPMENT SCHEDULE

                                    NO. 10840-3
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

 LESSOR: DOMINION VENTURES, INC.  LESSEE: KARTOFFELSOFT INCORPORATED
         44 Montgomery Street             (d/b/a Homestead Technologies, Inc.)
         Suite 4200                       3475 Edison Way, Suite H
         San Francisco, CA  94104         Menlo Park, CA  94025


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto, and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.


          TOTAL EQUIPMENT COST.......................   $71,352.00

          FUNDING EXPIRATION DATE.....................  May 15, 1999

          RENTAL AMOUNT

              Months 1-12.............................  $   505.39
              Months 13-42............................  $ 2,630.03

          FREQUENCY...................................  Monthly, in advance

          INITIAL TERM................................  42 Months

          COMMENCEMENT DATE...........................  March 1, 1999

          ADVANCE RENTAL..............................  $2,630.03

          SECURITY DEPOSIT............................  $0.00

          EQUIPMENT LOCATION................ KARTOFFELSOFT INCORPORATED
                                             d/b/a Homestead Technologies, Inc.
          .................................. 3475 Edison Way, Suite H
          .................................. Menlo Park, CA  94025

          LESSEE CONTACT..............................  DENNIS GILBERTSON, CFA
                                                        (650) 549-3124



               SEE ANNEX A ATTACHED HERETO FOR EQUIPMENT DESCRIPTION.


       IN WITNESS WHEREOF, the undersigned have executed this Schedule as of the date set forth below.

LESSEE:                                   LESSOR:

KARTOFFELSOFT INCORPORATED                DOMINION VENTURES, INC.
(d/b/a Homestead Technologies, Inc.)

By:                                       By:
   ----------------------------------        ---------------------------------
Name:    Justin Shelby Kitch              Name:
     --------------------------------          -------------------------------
Title:    President & CEO                 Title:
      -------------------------------           ------------------------------
Date:                                     Date:
     --------------------------------          -------------------------------

                                 EQUIPMENT SCHEDULE
                                    NO. 10840-4
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

 LESSOR: DOMINION VENTURES, INC.  LESSEE: KARTOFFELSOFT INCORPORATED
         44 Montgomery Street             (d/b/a Homestead Technologies, Inc.)
         Suite 4200                       3475 Edison Way, Suite H
         San Francisco, CA  94104         Menlo Park, CA  94025


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.


          TOTAL EQUIPMENT COST.......................   $64,888.00

          FUNDING EXPIRATION DATE....................   May 15, 1999

          RENTAL AMOUNT

              Months 1-12............................   $   459.60
              Months 13-42...........................   $ 2,391.77

          FREQUENCY..................................   Monthly, in advance

          INITIAL TERM...............................   42 Months

          COMMENCEMENT DATE..........................   April 1, 1999

          ADVANCE RENTAL.............................   $2,391.77

          SECURITY DEPOSIT...........................   $0.00


          EQUIPMENT LOCATION................. KARTOFFELSOFT INCORPORATED
                                              d/b/a Homestead Technologies, Inc.
          ................................... 3475 Edison Way, Suite H
          ................................... Menlo Park, CA  94025

                                 EQUIPMENT SCHEDULE
                                    NO. 10840-5
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

 LESSOR: DOMINION VENTURES, INC.  LESSEE: KARTOFFELSOFT INCORPORATED
         44 Montgomery Street             (d/b/a Homestead Technologies, Inc.)
         Suite 4200                       3475 Edison Way, Suite H
         San Francisco, CA  94104         Menlo Park, CA  94025


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.


          TOTAL EQUIPMENT COST.......................   $115,335.95

          FUNDING EXPIRATION DATE....................   May 15, 1999

          RENTAL AMOUNT

              Months 1-12............................   $   816.92
              Months 13-42...........................   $ 4,251.28

          FREQUENCY..................................   Monthly, in advance

          INITIAL TERM...............................   42 Months

          COMMENCEMENT DATE..........................   May 1, 1999

          ADVANCE RENTAL.............................   $4,251.28

          SECURITY DEPOSIT...........................   $0.00

          EQUIPMENT LOCATION................. KARTOFFELSOFT INCORPORATED
                                              d/b/a Homestead Technologies, Inc.
          ................................... 3475 Edison Way, Suite H
          ................................... Menlo Park, CA  94025

                                 EQUIPMENT SCHEDULE
                                    NO. 10840-6
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

 LESSOR: DOMINION VENTURE FINANCE L.L.C.  LESSEE: KARTOFFELSOFT INCORPORATED
         44 Montgomery Street                     (d/b/a Homestead
         Suite 4200                               Technologies, Inc.)
         San Francisco, CA  94104                 3475 Edison Way, Suite H
                                                  Menlo Park, CA  94025


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto, and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.


          TOTAL EQUIPMENT COST.......................   $200,710.75

          FUNDING EXPIRATION DATE....................   August 15, 1999

          RENTAL AMOUNT

              Months 1-12............................   $1,421.63
              Months 13-42...........................   $7,398.20

          FREQUENCY..................................   Monthly, in advance

          INITIAL TERM...............................   42 Months

          COMMENCEMENT DATE..........................   July 1, 1999

          ADVANCE RENTAL.............................   $7,398.20

          SECURITY DEPOSIT...........................   $0.00

          EQUIPMENT LOCATION................ KARTOFFELSOFT INCORPORATED
                                             d/b/a Homestead Technologies, Inc.
          .................................. 3475 Edison Way, Suite H
          .................................. Menlo Park, CA  94025

          LESSEE CONTACT.................... DENNIS GILBERTSON, CFA
                                             (650) 549-3124

               SEE ANNEX A ATTACHED HERETO FOR EQUIPMENT DESCRIPTION.


       IN WITNESS WHEREOF, the undersigned have executed this Schedule as of the date set forth below.


LESSEE:                                LESSOR:

KARTOFFELSOFT INCORPORATED             DOMINION VENTURE FINANCE L.L.C.
(d/b/a Homestead Technologies, Inc.)   By:  DOMINION CAPITAL MANAGEMENT
                                       L.L.C., as Managing Member


By:    /s/ Justin Shelby Kitch         By:
   ---------------------------------      ------------------------------------
Name:    Justin Shelby Kitch           Name:
     -------------------------------        ----------------------------------
Title:    President & CEO              Title:
      ------------------------------         ---------------------------------
        6/14/99                        Date:
                                            ----------------------------------

                                EQUIPMENT SCHEDULE
                                    NO. 10840-7
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

 LESSOR: DOMINION VENTURE FINANCE L.L.C.  LESSEE: HOMESTEAD TECHNOLOGIES, INC.
         44 Montgomery Street                     3475 Edison Way, Suite H
         Suite 4200                               Menlo Park, CA  94025
         San Francisco, CA  94104


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.


          TOTAL EQUIPMENT COST.......................   $95,668.76

          FUNDING EXPIRATION DATE....................   August 15, 1999

          RENTAL AMOUNT

              Months 1-12............................   $   677.62
              Months 13-42...........................   $ 3,526.35

          FREQUENCY..................................   Monthly, in advance

          INITIAL TERM...............................   42 Months

          COMMENCEMENT DATE..........................   August 1, 1999

          ADVANCE RENTAL..............................  $3,526.35

          SECURITY DEPOSIT............................  $0.00

          EQUIPMENT LOCATION............... Homestead Technologies, Inc.
          ................................. 3475 Edison Way, Suite H
          ................................. Menlo Park, CA  94025

          LESSEE CONTACT................... JOE DAVILA
                                            (650) 549-3106



            SEE ANNEX A ATTACHED HERETO FOR EQUIPMENT DESCRIPTION.

       IN WITNESS WHEREOF, the undersigned have executed this Schedule as of the date set forth below.

LESSEE:                                   LESSOR:

HOMESTEAD TECHNOLOGIES                    DOMINION VENTURE FINANCE L.L.C.
                                          By:  DOMINION CAPITAL MANAGEMENT
                                          L.L.C., as Managing Member


By:    /s/ Justin Shelby Kitch            By:    /s/ [ILLEGIBLE]
   ---------------------------------         ---------------------------------
Name:    Justin Shelby Kitch              Name:      [ILLEGIBLE]
     -------------------------------           -------------------------------
Title:    President and CEO               Title:    Portfolio Manager
      ------------------------------            ------------------------------
                                          Date:         7/30/99
                                               -------------------------------

                               EQUIPMENT SCHEDULE
                                   NO. 10840-8
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

 LESSOR: DOMINION VENTURE FINANCE L.L.C.  LESSEE: HOMESTEAD TECHNOLOGIES, INC.
         44 Montgomery Street                     3475 Edison Way, Suite H
         Suite 4200                               Menlo Park, CA  94025
         San Francisco, CA  94104


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.


          TOTAL EQUIPMENT COST.......................   $109,490.00

          FUNDING EXPIRATION DATE....................   August 15, 1999

          RENTAL AMOUNT

              Months 1-12............................   $  775.52
              Months 13-42...........................   $4,035.80

          FREQUENCY..................................   Monthly, in advance

          INITIAL TERM...............................   42 Months

          COMMENCEMENT DATE..........................   September 1, 1999

          ADVANCE RENTAL.............................   $4,035.80

          SECURITY DEPOSIT...........................   $0.00

          EQUIPMENT LOCATION.............. Homestead Technologies, Inc.
          ................................ 3475 Edison Way, Suite H
          ................................ Menlo Park, CA  94025

          LESSEE CONTACT.................. JOE DAVILA
                                           (650) 549-3106



               SEE ANNEX A ATTACHED HERETO FOR EQUIPMENT DESCRIPTION.

       IN WITNESS WHEREOF, the undersigned have executed this Schedule as of the date set forth below.


LESSEE:                                   LESSOR:

HOMESTEAD TECHNOLOGIES                    DOMINION VENTURE FINANCE L.L.C.
                                          By:  DOMINION CAPITAL MANAGEMENT
                                          L.L.C., as Managing Member

By:    /s/ Justin Shelby Kitch            By:    /s/ [ILLEGIBLE]
   -----------------------------------       ---------------------------------
Name:    Justin Shelby Kitch              Name:      [ILLEGIBLE]
     ---------------------------------         -------------------------------
Title:    C.E.O.                          Title:     PORTFOLIO MANAGER
      --------------------------------          ------------------------------
                                          Date:      [ILLEGIBLE]
                                               -------------------------------

                                 EQUIPMENT SCHEDULE
                                    NO. 10840-9
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

 LESSOR: DOMINION VENTURE FINANCE L.L.C.  LESSEE: HOMESTEAD TECHNOLOGIES, INC.
         44 Montgomery Street                     3475 Edison Way, Suite H
         Suite 4200                               Menlo Park, CA  94025
         San Francisco, CA  94104


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.


          TOTAL EQUIPMENT COST.......................   $47,811.04

          FUNDING EXPIRATION DATE....................   August 15, 2000

          RENTAL AMOUNT

              Months 1-12............................   $  338.65
              Months 13-42...........................   $1,762.31

          FREQUENCY..................................   Monthly, in advance

          INITIAL TERM...............................   42 Months

          COMMENCEMENT DATE..........................   October 1, 1999

          ADVANCE RENTAL.............................   $1,762.31

          SECURITY DEPOSIT...........................   $0.00

          EQUIPMENT LOCATION............... Homestead Technologies, Inc.
          ................................. 3475 Edison Way, Suite H
          ................................. Menlo Park, CA  94025

          LESSEE CONTACT................... JOE DAVILA
                                            (650) 549-3106



               SEE ANNEX A ATTACHED HERETO FOR EQUIPMENT DESCRIPTION.

       IN WITNESS WHEREOF, the undersigned have executed this Schedule as of the date set forth below.


LESSEE:                                   LESSOR:

HOMESTEAD TECHNOLOGIES, INC.              DOMINION VENTURE FINANCE L.L.C.
                                          By:  DOMINION CAPITAL MANAGEMENT
                                          L.L.C., as Managing Member

By:    /s/ Justin Shelby Kitch            By:
   ---------------------------------         ---------------------------------
Name:    Justin Kitch                     Name:
     -------------------------------           -------------------------------
Title:    President                       Title:
      ------------------------------            ------------------------------
                                          Date:
                                               -------------------------------

                      CERTIFICATE OF INSPECTION AND ACCEPTANCE

     This document is an "Acceptance Certificate" referred to in Paragraph 1 of the Master Lease Agreement Number 10840 (the "Lease") dated as of September 28, 1998, between Dominion Venture Finance, L.L.C. ("Lessor") and Homestead Technologies, Inc. ("Lessee"). This Acceptance Certificate relates to the Equipment described in Schedule 10840-9 to the Lease (the "Schedule").
 All capitalized terms used without definition herein shall have the respective meanings given to such terms in the Lease.

     LESSEE HAS NOT RELIED UPON LESSOR IN SELECTING THE TYPE AND QUANTITY OF THE EQUIPMENT AND ACKNOWLEDGES THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING WITHOUT LIMITATION ITS CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. Lessee further acknowledges that Lessor has accepted no responsibility for the transportation, installation or required licensing necessary for the transfer, installation or use of the equipment.

     Lessee certifies that the Equipment (i) has been delivered to Lessee at the location specified in the Schedule, (ii) has been inspected by Lessee and has been found to be in good working order, repair and condition, (iii) has been installed to Lessee's satisfaction, and (iv) is of a size, design, capacity and manufacture to satisfy Lessee's requirements. Lessee understands that it may have rights under the contract pursuant to which the Equipment was acquired and should contact the supplier of the Equipment for a description of such rights.

     Lessee hereby represents and warrants to Lessor that (i) no event of default under Paragraph 24 of the Lease or event which, with the giving of notice or the lapse of time, or both, would become such an event of default has occurred and is continuing, except as disclosed in writing to Lessor, which disclosed event has either been cured by Lessee or concerning which Lessee has provided evidence to Lessor that Lessee is in the process of curing such default and is diligently prosecuting such cure to completion (nothing herein shall constitute a waiver by Lessor of any rights or remedies which it may have under the Lease with respect to any event of default); (ii) each of the representations and warranties set forth in Paragraph 12(b) of the Lease is true and correct and (iii) Lessee has obtained, and there are in full force and effect, all insurance policies with respect to the Equipment required to be obtained under the terms of the Lease.


Date:                                   LESSEE:
     ------------------------------
                                        HOMESTEAD TECHNOLOGIES, INC.

                                        By:    /s/ Justin Shelby Kitch
                                           -----------------------------------
                                        Name:     Justin Kitch
                                             ---------------------------------
                                        Title:     President
                                              --------------------------------

                                 EQUIPMENT SCHEDULE
                                    NO. 10840-10
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

  LESSOR: DOMINION VENTURE FINANCE L.L.C.   LESSEE: HOMESTEAD TECHNOLOGIES, INC.
          44 Montgomery Street                      3475 Edison Way, Suite H
          Suite 4200                                Menlo Park, CA  94025
          San Francisco, CA  94104


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.

          TOTAL EQUIPMENT COST.......................   $57,233.70


          FUNDING EXPIRATION DATE....................   August 15, 2000


          RENTAL AMOUNT


              Months 1-12............................   $  405.39
              Months 13-42...........................   $2,109.63

          FREQUENCY..................................   Monthly, in advance

          INITIAL TERM...............................   42 Months

          COMMENCEMENT DATE..........................   November 1, 1999

          ADVANCE RENTAL.............................   $2,109.63

          SECURITY DEPOSIT...........................   $0.00

          EQUIPMENT LOCATION........... Homestead Technologies, Inc.
                                        3475 Edison Way, Suite H
                                        Menlo Park, CA  94025

          LESSEE CONTACT............... Andrew Chmyz
                                        (650) 549-3100

               SEE ANNEX A ATTACHED HERETO FOR EQUIPMENT DESCRIPTION.

       IN WITNESS WHEREOF, the undersigned have executed this Schedule as of the date set forth below.

LESSEE:                                   LESSOR:

HOMESTEAD TECHNOLOGIES, INC.              DOMINION VENTURES FINANCE L.L.C.
                                          By:  DOMINION CAPITAL MANAGEMENT
                                          L.L.C., as Managing Member

By:    /s/ Justin Shelby Kitch            By:
   ----------------------------------        -----------------------------------

Name:    Justin Kitch                     Name:
      -------------------------------           --------------------------------

Title:    President                       Title:
      -------------------------------           --------------------------------

                                          Date:
                                                --------------------------------

                      CERTIFICATE OF INSPECTION AND ACCEPTANCE

     This document is an "Acceptance Certificate" referred to in Paragraph 1 of the Master Lease Agreement Number 10840 (the "Lease") dated as of September 28, 1998, between Dominion Venture Finance, L.L.C. ("Lessor") and Homestead Technologies, Inc. ("Lessee"). This Acceptance Certificate relates to the Equipment described in Schedule 10840-10 to the Lease (the "Schedule"). All capitalized terms used without definition herein shall have the respective meanings given to such terms in the Lease.

     LESSEE HAS NOT RELIED UPON LESSOR IN SELECTING THE TYPE AND QUANTITY OF THE EQUIPMENT AND ACKNOWLEDGES THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING WITHOUT LIMITATION ITS CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. Lessee further acknowledges that Lessor has accepted no responsibility for the transportation, installation or required licensing necessary for the transfer, installation or use of the equipment.

     Lessee certifies that the Equipment (i) has been delivered to Lessee at the location specified in the Schedule, (ii) has been inspected by Lessee and has been found to be in good working order, repair and condition, (iii) has been installed to Lessee's satisfaction, and (iv) is of a size, design, capacity and manufacture to satisfy Lessee's requirements. Lessee understands that it may have rights under the contract pursuant to which the Equipment was acquired and should contact the supplier of the Equipment for a description of such rights.

     Lessee hereby represents and warrants to Lessor that (i) no event of default under Paragraph 24 of the Lease or event which, with the giving of notice or the lapse of time, or both, would become such an event of default has occurred and is continuing, except as disclosed in writing to Lessor, which disclosed event has either been cured by Lessee or concerning which Lessee has provided evidence to Lessor that Lessee is in the process of curing such default and is diligently prosecuting such cure to completion (nothing herein shall constitute a waiver by Lessor of any rights or remedies which it may have under the Lease with respect to any event of default); (ii) each of the representations and warranties set forth in Paragraph 12(b) of the Lease is true and correct and (iii) Lessee has obtained, and there are in full force and effect, all insurance policies with respect to the Equipment required to be obtained under the terms of the Lease.

Date:    10/14/99                         LESSEE:
      -------------
                                          HOMESTEAD TECHNOLOGIES, INC.

                                          By:    /s/ Justin Shelby Kitch
                                             ----------------------------------

                                          Name:         Justin Kitch
                                                -------------------------------

                                          Title:        President
                                                -------------------------------

                              EQUIPMENT SCHEDULE
                                NO. 10840-11
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

  LESSOR: DOMINION VENTURE FINANCE L.L.C.   LESSEE: HOMESTEAD TECHNOLOGIES, INC.
          44 Montgomery Street                      3475 Edison Way, Suite H
          Suite 4200                                Menlo Park, CA  94025
          San Francisco, CA  94104


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.

          TOTAL EQUIPMENT COST.......................   $104,479.80


          FUNDING EXPIRATION DATE....................   August 15, 2000


          RENTAL AMOUNT


              Months 1-12............................   $  740.03
              Months 13-42...........................   $3,851.13

          FREQUENCY..................................   Monthly, in advance

          INITIAL TERM...............................   42 Months

          COMMENCEMENT DATE..........................   December 1, 1999

          ADVANCE RENTAL.............................   $4,591.16

          SECURITY DEPOSIT...........................   $0.00

          EQUIPMENT LOCATION.............. Homestead Technologies, Inc.
                                           3475 Edison Way, Suite H
                                           Menlo Park, CA  94025

          LESSEE CONTACT.................. Andrew Chmyz
                                           (650) 549-3100

               SEE ANNEX A ATTACHED HERETO FOR EQUIPMENT DESCRIPTION.

       IN WITNESS WHEREOF, the undersigned have executed this Schedule as of the date set forth below.

LESSEE:                                   LESSOR:

HOMESTEAD TECHNOLOGIES, INC.              DOMINION VENTURE FINANCE L.L.C.
                                          By:  DOMINION CAPITAL MANAGEMENT
                                          L.L.C., as Managing Member

By:    /s/ Justin Shelby Kitch            By:
   -------------------------------           ----------------------------------

Name:    Justin Kitch                     Name:
     -----------------------------             --------------------------------

Title:    CEO                             Title:
      ----------------------------              -------------------------------

                                          Date:
                                                -------------------------------

                       CERTIFICATE OF INSPECTION AND ACCEPTANCE

     This document is an "Acceptance Certificate" referred to in Paragraph 1 of the Master Lease Agreement Number 10840 (the "Lease") dated as of September 28, 1998, between Dominion Venture Finance, L.L.C. ("Lessor") and Homestead Technologies, Inc. ("Lessee"). This Acceptance Certificate relates to the Equipment described in Schedule 10840-11 to the Lease (the "Schedule"). All capitalized terms used without definition herein shall have the respective meanings given to such terms in the Lease.

     LESSEE HAS NOT RELIED UPON LESSOR IN SELECTING THE TYPE AND QUANTITY OF THE EQUIPMENT AND ACKNOWLEDGES THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING WITHOUT LIMITATION ITS CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. Lessee further acknowledges that Lessor has accepted no responsibility for the transportation, installation or required licensing necessary for the transfer, installation or use of the equipment.

     Lessee certifies that the Equipment (i) has been delivered to Lessee at the location specified in the Schedule, (ii) has been inspected by Lessee and has been found to be in good working order, repair and condition (iii) has been installed to Lessee's satisfaction, and (iv) is of a size, design, capacity and manufacture to satisfy Lessee's requirements. Lessee understands that it may have rights under the contract pursuant to which the Equipment was acquired and should contact the supplier of the Equipment for a description of such rights.

     Lessee hereby represents and warrants to Lessor that (i) no event of default under Paragraph 24 of the Lease or event which, with the giving of notice or the lapse of time, or both, would become such an event of default has occurred and is continuing, except as disclosed in writing to Lessor, which disclosed event has either been cured by Lessee or concerning which Lessee has provided evidence to Lessor that Lessee is in the process of curing such default and is diligently prosecuting such cure to completion (nothing herein shall constitute a waiver by Lessor of any rights or remedies which it may have under the Lease with respect to any event of default); (ii) each of the representations and warranties set forth in Paragraph 12(b) of the Lease is true and correct; and (iii) Lessee has obtained, and there are in full force and effect, all insurance policies with respect to the Equipment required to be obtained under the terms of the Lease.

Date:    Nov. 29, 99                      LESSEE:
     ---------------
                                          HOMESTEAD TECHNOLOGIES, INC.

                                          By:    /s/ Justin Shelby Kitch
                                             ----------------------------------

                                          Name:      Justin Kitch
                                               --------------------------------

                                          Title:     CEO
                                                -------------------------------

                               EQUIPMENT SCHEDULE
                                  NO. 10840-12
          TO MASTER LEASE AGREEMENT NUMBER 10840 DATED SEPTEMBER 28, 1998

  LESSOR: DOMINION VENTURE FINANCE L.L.C.       LESSEE: HOMESTEAD.com
          44 Montgomery Street                          3475 Edison Way, Suite H
          Suite 4200                                    Menlo Park, CA  94025
          San Francisco, CA  94104


       This is one of the "Schedules" to the above-referenced Master Lease Agreement (the "Lease"). This Schedule together with the Lease constitutes a lease of the Equipment described on Annex A hereto and all terms and conditions of the Lease are hereby expressly incorporated into this Schedule and made a part hereof by this reference. By their execution of this Schedule, the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Schedule shall become effective on the later of the date executed by Lessor or the date on which each of the conditions set forth in Part 2 of Addendum I to the Lease are satisfied or waived. Capitalized terms used in this Schedule and not otherwise defined herein shall have the respective meanings set forth in the Lease.

          TOTAL EQUIPMENT COST.......................   $487,280.73


          FUNDING EXPIRATION DATE....................   August 15, 2000


          RENTAL AMOUNT


              Months 1-12............................   $  3,451.41

              Months 13-42...........................   $ 17,961.17

          FREQUENCY..................................   Monthly, in advance

          INITIAL TERM...............................   42 Months

          COMMENCEMENT DATE..........................   January 1, 2000

          ADVANCE RENTAL.............................   $ 17,961.17

          SECURITY DEPOSIT...........................   $0.00

          EQUIPMENT LOCATION............. Homestead.com
                                          3475 Edison Way, Suite H
                                          Menlo Park, CA  94025

          LESSEE CONTACT................. Andrew Chmyz
                                          (650) 549-3100

               SEE ANNEX A ATTACHED HERETO FOR EQUIPMENT DESCRIPTION.

       IN WITNESS WHEREOF, the undersigned have executed this Schedule as of the date set forth below.

LESSEE:                                   LESSOR:

HOMESTEAD.com                             DOMINION VENTURE FINANCE L.L.C.
                                          By:  DOMINION CAPITAL MANAGEMENT
                                          L.L.C., as Managing Member

By:    /s/ Justin Shelby Kitch            By:
   -------------------------------           -----------------------------------

Name:    Justin Kitch                     Name:
     -----------------------------             ---------------------------------

Title:    CEO                             Title:
      ----------------------------              --------------------------------

                                          Date:
                                               ---------------------------------